                                                                   Exhibit 10.30

                           WAIVER AND THIRD AMENDMENT
                 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                  This WAIVER AND THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of April 25, 2002, is entered into by and among PETROLEUM HEAT AND POWER CO., INC., a Minnesota corporation (the "Borrower"), each of the financial institutions referred to as Lenders in the Existing Credit Agreement referred to below (collectively, the "Lenders"), BANK OF AMERICA, N.A. ("BofA"), as administrative agent for the Lenders (in such capacity, the "Agent") and as issuer of certain letters of credit (in such capacity, the "Issuer"), and amends that certain Second Amended and Restated Credit Agreement, dated as of June 15, 2001 (the "Existing Credit Agreement" and as the same may be amended, supplemented or modified and in effect from time to time, the "Credit Agreement"), by and among the Borrower, the Lenders from time to time party to the Credit Agreement, the Agent, the Issuer, Fleet National Bank, as Syndication Agent, and First Union National Bank, as Documentation Agent. Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Credit Agreement, and the rules of interpretation set forth in Section 1.3 of the Credit Agreement shall be applicable to this Amendment.

                                     RECITAL

                  WHEREAS, the Borrower has requested that the Lenders (i) reset the Consolidated Cash Flow to Interest Expense Ratio and Leverage Ratio covenants, (ii) as contemplated by the second sentence of Section 1.4 of the Credit Agreement, set forth the agreement of the parties that the effect of Statements 133, 141 and 142 of the Financial Accounting Standards Board on the Obligors' financial data is to be disregarded for purposes of calculating Available Cash, the Consolidated Cash Flow to Interest Expense Ratio and the Leverage Ratio under the Credit Agreement (but for no other purpose), (iii) amend certain other provisions of the Existing Credit Agreement and (iv) waive any failure of the Borrower to comply with Section 8.2.4(a) and (b) of the Existing Credit Agreement during the period from January 1, 2002 to the Amendment Effective Date (as defined below), and the Required Lenders, on the terms and subject to the conditions set forth herein, have agreed to do so.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                  SECTION 1. Waiver.

                  (a) In accordance with Section 11.1 of the Credit Agreement and, on the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 3 below, on a one time basis, the Required Lenders hereby waive compliance with Section 8.2.4(a) and (b) of the Existing Credit Agreement during the period from January 1, 2002 to the Amendment Effective Date.

         (b) The waiver given herein is a one time waiver strictly limited to its terms and shall not have any force and effect other than as expressly set forth herein. The Agent and the Lenders specifically retain all their present and future rights under the Credit Agreement, including rights in connection with the representations, conditions and covenants thereof, except as specifically modified by the limited waiver described in Section 1(a). No further waiver, either of additional terms or for any additional period, or consents of any kind, shall be implied from the waiver granted herein. Without limiting the foregoing, the Borrower expressly acknowledges that neither the Agent nor any Lender has made any statement, promise or commitment, or given any promise or assurance, express or implied, that any waiver would be granted in the future.

         SECTION 2. Amendments and Agreements. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 3 below and, with respect to Section 2(a), (d), (e), (f) and (h) below, the continuing condition set forth in Section 4 below:

         (a) The definition of "Consolidated Cash Flow" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following proviso immediately prior to the period at the end of the first sentence of such definition:

             "; provided, that solely for purposes of calculating Available Cash, the Consolidated Cash Flow to Interest Expense Ratio and the Leverage Ratio (but not for purposes of calculating the Pricing Ratio), Consolidated Cash Flow shall be determined without giving effect to any non-cash gains or losses incurred as a result of Financial Accounting Standards Board Statement 133 and the implementation of Financial Accounting Standards Board Statements 141 and 142"

         (b) The definition of "Loan Document" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

             "Loan Document" means this Agreement, the Notes, the Guarantee Agreements, the Security Documents, the L/C-Related Documents, the Intercreditor Agreement, the letter agreement referred to in Section 3.3.4 and any other fee letter, pledge agreement, security agreement, guaranty, mortgage, subordination agreement or other agreement delivered from time to time to the Agent under or in connection with this Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

         (c) Section 6.2 of the Existing Credit Agreement is hereby amended by inserting the following provision as Section 6.2.5 of the Credit Agreement:

             6.2.5 Compliance Certificate. With respect to any Borrowing of Facility C Loans or Issuance of Facility C Letters of Credit, the Borrower shall have delivered to the Agent a certificate of a Responsible Officer of the Borrower certifying and demonstrating that, after giving effect to such Borrowing or Issuance, (a) Holdings, the Borrower and the Material Subsidiaries will be in compliance with the Leverage Ratio covenant set forth in Section 8.2.4(a) and (b) Holdings, the Borrower and the Material Subsidiaries will be in compliance with the Consolidated Cash Flow to Interest Expense Ratio covenant set forth in Section 8.2.4(b).

          (d) Section 8.2.4(a) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

               (a) the Leverage Ratio based upon the most recent four Fiscal Quarters to exceed the following respective amounts at any time during the following respective periods:

                            Period                           Leverage Ratio
                            ------                           --------------
                January 1, 2002 through March 31,              5.75 to 1
                             2002

                 April 1, 2002 through June 30,                6.00 to 1
                             2002

                July 1, 2002 through September 30,             5.75 to 1
                             2002

                    October 1, 2002 through                    5.00 to 1
                       December 31, 2002

                January 1, 2003 and thereafter                 4.00 to 1

          (e) Section 8.2.4(b) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

               (b) the Consolidated Cash Flow to Interest Expense Ratio to be equal to or less than the following respective amounts at any time during the following respective periods:

                                                             Consolidated Cash
                                                             Flow to Interest
                            Period                             Expense Ratio
                            ------                             -------------

                January 1, 2002 through March 31,              1.85 to 1
                             2002

                 April 1, 2002 through June 30,                1.80 to 1
                             2002

                July 1, 2002 through September 30,             1.90 to 1
                             2002

                    October 1, 2002 through                    2.00 to 1
                      December 31, 2002

                                  January 1, 2003 and thereafter      2.50 to 1

                  (f) Section 8.2.2(a)(iv) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

                      (iv) additional secured Indebtedness of Holdings, the
                  Borrower and the Material Subsidiaries in excess of Indebtedness permitted by clauses (i) and (ii) above, if (A) Holdings, the Borrower and the Material Subsidiaries are in compliance with the Consolidated Cash Flow to Interest Expense Ratio covenant set forth in Section 8.2.4(b) after giving effect to any Indebtedness being incurred and the repayment of any Indebtedness being refinanced, (B) Holdings, the Borrower and the Material Subsidiaries are in compliance with the Leverage Ratio covenant set forth in Section 8.2.4(a) after giving effect to any Indebtedness being incurred and the repayment of any Indebtedness being refinanced, (C) in the case of Indebtedness (other than Borrower notes) incurred in connection with Capitalized Lease Liabilities, the obligations incurred do not exceed the fair market value of such property or assets (as determined in good faith by the Board of Directors of the Borrower), (D) to the extent such Indebtedness is pari passu with the other Senior Debt, the creditors in respect of such additional Indebtedness shall have become parties to the Intercreditor Agreement and the Intercreditor Agreement shall have been amended, if necessary, to reflect such additional Indebtedness and otherwise shall be in form and substance satisfactory to the Agent and the Lenders, (E) to the extent such Indebtedness is subordinate to the Senior Debt, such Indebtedness constitutes Permitted Subordinated Debt, (F) in the case of Indebtedness incurred in connection with Secured Interest Rate Contracts, the obligations incurred shall be Permitted Secured Interest Rate Contract Obligations, (G) in the case of Indebtedness the proceeds of which shall be used to refinance, refund, renew or otherwise repay Senior Debt, Holdings, the Borrower and the Material Subsidiaries shall not be required to satisfy the conditions set forth in clauses (A) and (B) of this Section 8.2.2(a)(iv) if (1) the other conditions set forth in this
                  Section 8.2.2(a)(iv) are satisfied and (2) such Indebtedness meets all of the requirements specified in the proviso set forth in the penultimate paragraph of this Section 8.2.2(a) and (H) no Default or Event of Default would exist after incurring such Indebtedness;

                  (g) The penultimate paragraph of Section 8.2.2(a) of the Existing Credit Agreement is hereby amended by replacing the comma at the end of clause (x) of such paragraph with the word "and".

               (h) Exhibit G to the Existing Credit Agreement is hereby replaced with Exhibit G to this Amendment.

               (i) The Borrower agrees to pay to the Agent, for the account of the Lenders, the amendment fees specified in the letter agreement dated April 25, 2002 between the Borrower and the Agent (the "Amendment Fee Letter"), in each case at the times specified in the Amendment Fee Letter.

               SECTION 3. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of the one time waiver granted pursuant to Section 1 above and the amendment and agreements contained in Section 2 above is conditioned upon, and such waiver, amendments and agreements shall not be effective until, each of the following conditions has been satisfied (the first date on which all of the following conditions have been satisfied being referred to herein as the "Amendment Effective Date"), and shall, solely in the case of the one time waiver granted pursuant to Section 1 above and the amendments contained in Section 2(a), (d), (e), (f) and (h) above, only be effective thereafter so long as the continuing condition contained in Section 4 below is complied with:

               (a) (i) The Agent shall have received, on behalf of the Lenders, this Amendment, duly executed and delivered by the Borrower, the Agent, the Issuer and the Required Lenders, and the Amendment Fee Letter, duly executed and delivered by the Borrower and the Agent, and (ii) each of the other Obligors shall have acknowledged, agreed and consented to this Amendment and, if applicable, reaffirmed the Guarantee Agreement to which such Obligor is a party by executing and delivering the Guarantor Confirmation attached to this Amendment.

               (b) The Agent shall have received, on behalf of the Lenders, copies of (i) corporate resolutions of the board of directors of the Borrower authorizing and ratifying the transactions contemplated hereby, certified as of the Amendment Effective Date by the Secretary or an Assistant Secretary of the Borrower, and (ii) certified charter documents and a good standing certificate for the Borrower from its jurisdiction of incorporation.

               (c) The representations and warranties set forth in this Amendment shall be true and correct as of the Amendment Effective Date.

               (d) The Agent shall have received a legal opinion satisfactory to it from counsel to the Obligors as to the matters set forth in Section 5(a),
(b), (c), (d) and (e) below and any other matters requested by the Agent.

               (e)   No Facility C Working Capital Loan shall be outstanding.

               (f) The Borrower shall have paid to the Agent, for the account of the Lenders, the amendment fees due and payable on the Amendment Effective Date pursuant to the Amendment Fee Letter.

               SECTION 4. Continuing Condition to Effectiveness of Amendment and Waiver. The waiver set forth in Section 1 above and the amendments contained in
Section 2(a), (d), (e), (f) and (h) above shall be subject to, in addition to the conditions set forth in Section 3 above, the condition that at no time after April 25, 2002 shall the Borrower (a) use the proceeds of the Facility A Loans, Swing Loans or Facility C Loans, or request the issuance of Facility A Letters of Credit or Facility C Letters of Credit, to refinance, refund, renew or otherwise repay any Indebtedness of Holdings, the Borrower or any Material Subsidiary (other than the Obligations) or (b) use the proceeds of the Facility C Loans, or request the issuance of Facility C Letters of Credit, for working capital purposes. If at any time after April 25, 2002 the Borrower shall (x) use the proceeds of the Facility A Loans, Swing Loans or Facility C Loans, or request the issuance of Facility A Letters of Credit or Facility C Letters of Credit, to refinance, refund, renew or otherwise repay any Indebtedness of Holdings, the Borrower or any Material Subsidiary (other than the Obligations) or (y) use the proceeds of the Facility C Loans, or request the issuance of Facility C Letters of Credit, for working capital purposes, then the waiver set forth in Section 1 above and the amendments contained in Section (a),
(d), (e), (f) and (h) above shall automatically and immediately terminate and be rescinded, the provisions of Section 8.2.4(a) and (b) of the Existing Credit Agreement shall be retroactively reinstated and any Default or Event of Default which would have existed by reason of the failure to comply with Section 8.2.4(a) and (b) of the Existing Credit Agreement shall be retroactively reinstated, except that the amendments and agreements contained in Section 2(b),
(c), (g) and (i) shall remain in effect for all purposes. Upon such termination and rescission, the Agent and the Lenders shall have all of their rights and remedies under the Credit Agreement, including any rights and remedies arising from a Default or Event of Default occasioned by the failure to comply with
Section 8.2.4(a) and (b).

               SECTION 5. Representations and Warranties. In order to induce the Agent, the Issuer and the Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, the Borrower represents and warrants to the Agent, the Issuer and each Lender as of the Amendment Effective Date as follows:

               (a) Power and Authority. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Existing Credit Agreement as amended by this Amendment (hereafter referred to as the "Amended Credit Agreement").

               (b) Authorization of Agreements. The execution and delivery of this Amendment by the Borrower and the performance of the Amended Credit Agreement by the Borrower have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Borrower. All of the Obligors other than the Borrower have executed and delivered this Amendment or the Guarantor Confirmation attached to this Amendment, as applicable.

               (c) Enforceability. Each of this Amendment and the Amended Credit Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general. The enforceability of the obligations of the Borrower hereunder is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (d) No Conflict. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of each of this Amendment and the Amended Credit Agreement do not and will not (i) contravene, in any material respect, any provision of any law, regulation, decree, ruling, judgment or order that is applicable to the Borrower or its properties or other assets, (ii) result in a breach of or constitute a default under the charter, bylaws or other organizational documents of the Borrower or any material agreement, indenture, lease or instrument binding upon the Borrower or its properties or other assets or (iii) result in the creation or imposition of any Liens on its properties other than as permitted under the Credit Agreement.

               (e) Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment.

               (f) Representations and Warranties in the Credit Agreement. The Borrower confirms that as of the Amendment Effective Date the representations and warranties contained in Article VII of the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and that no Default has occurred and is continuing.

               SECTION 6.  Miscellaneous.

               (a) Reference to and Effect on the Existing Credit Agreement and the other Loan Documents.

                    (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                    (ii) The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or the Lenders under, the Existing Credit Agreement or any of the other Loan Documents.

                    (iii) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                    (iv) This Amendment shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

               (b) Expenses. The Borrower acknowledges that all costs and expenses of the Agent incurred in connection with this Amendment will be paid in accordance with Section 11.3 of the Existing Credit Agreement.

               (c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

               (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Transmission by telecopier of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

               (e) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of New York.

                  [Remainder of page intentionally left blank.]

               IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                             PETROLEUM HEAT AND POWER CO., INC.


                                             By:_______________________________
                                             Name:
                                             Title:



Acknowledged and Agreed:

PETRO HOLDINGS, INC.



By:______________________________
Name:
Title:



STAR GAS PARTNERS, L.P.

By: Star Gas LLC, its General Partner



By:_______________________________
Name:
Title:



                                             BANK OF AMERICA, N.A., as Agent


                                             By:_______________________________
                                             Name:  David Price
                                             Title: Vice President



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                              BANK OF AMERICA, N.A., as Issuer and a Lender


                              By:___________________________________________
                              Name:
                              Title:


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                        JP MORGAN CHASE BANK (formerly known as
                                        The Chase Manhattan Bank), as a Lender


                                        By:____________________________________
                                        Name:
                                        Title:


                       SIGNATURES CONTINUED ON NEXT PAGE]

                                             CIBC INC., as a Lender


                                             By:________________________________
                                             Name:
                                             Title:


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                 CITIZENS BANK OF MASSACHUSETTS, as a Lender


                                 By:___________________________________________
                                 Name:
                                 Title:


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                        FIRST UNION NATIONAL BANK, as a Lender


                                        By:____________________________________
                                        Name:
                                        Title:


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                  FLEET NATIONAL BANK, as a Lender


                                  By:__________________________________________
                                  Name:
                                  Title:


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                  ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender


                                  By:___________________________________________
                                  Name:
                                  Title:


                                  By:___________________________________________
                                  Name:
                                  Title:


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                        ROYAL BANK OF CANADA, as a Lender


                                        By:_____________________________________
                                        Name:
                                        Title:


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                  UNION BANK OF CALIFORNIA, N.A., as a Lender


                                  By:__________________________________________
                                  Name:
                                  Title:


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                             GUARANTOR CONFIRMATION

          Each of the undersigned hereby (i) acknowledges and consents to the foregoing Waiver and Third Amendment to Second Amended and Restated Credit Agreement, (ii) reaffirms the terms of its respective Guarantee Agreement in favor of the Trustee, (iii) acknowledges that such Guarantee Agreement remains in full force and effect in accordance with its terms and (iv) confirms that the obligations of the Borrower under the foregoing Waiver and Third Amendment to Second Amended and Restated Credit Agreement and under the Amendment Fee Letter referred to therein are "Guaranteed Obligations" as used in the Guarantee Agreement to which it is a party.

Dated as of April 25, 2002


                                PETRO HOLDINGS, INC.


                                By:____________________________________________
                                Name:
                                Title:


                                STAR GAS PARTNERS, L.P.


                                By:  Star Gas LLC, its General Partner


                                By:____________________________________________
                                Name:
                                Title:


                                MEENAN OIL CO., L.P.


                                By:  Meenan Oil Co., Inc., its General Partner


                                By:____________________________________________
                                Name:
                                Title:


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                               PETRO, INC.
                               ORTEP OF CONNECTICUT, INC.
                               MAXWHALE CORP.
                               ORTEP OF PENNSYLVANIA, INC.
                               MAREX CORPORATION
                               A.P. WOODSON COMPANY
                               STAR GAS CORPORATION
                               SY LUBA, INC.
                               MEENAN OIL CO., INC.
                               REGION OIL PLUMING, HEATING AND COOLING CO., INC.


                               By:_____________________________________________
                               Name:
                               Title:

                                                                       EXHIBIT G

                         FORM OF COMPLIANCE CERTIFICATE

                                             Financial
                                             Statement Date: _____________, ____

          Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of June 15, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Petroleum Heat and Power Co, Inc., a Minnesota corporation (the "Borrower"), the several financial institutions from time to time party to the Credit Agreement (the "Lenders") and Bank of America, N.A., as agent for the Lenders (in such capacity, the "Agent") and as Issuer of certain Letters of Credit, including the Existing Letters of Credit. Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

          The undersigned, pursuant to Section 8.1.1(c), of the Credit Agreement hereby certifies as of the date hereof that he/she is the Responsible Officer of the [Borrower] [and Star Gas Partners], and that, as such, he/she is authorized to execute and deliver this Certificate to the Lenders, the Issuer and the Agent on the behalf of [the Borrower] [Star Gas Partners], and that:

          [Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection [8.1.1(a)] of the Credit Agreement.]

          1. (i) Attached as Schedule 1 hereto are (a) a true and correct copy of the unaudited consolidated (and in the case of Holdings, consolidating) balance sheets of the Holdings, the Borrower and the Material Subsidiaries as at the end of the Fiscal Quarter ended __________, ____ and (b) the related consolidated (and, as to statements of income and cash flows, if applicable and to the extent that such are being prepared appropriate, consolidating) statements of income, surplus, cash flows and stockholders' equity of the Holdings, the Borrower and the Material Subsidiaries for such period and for the period from the beginning of the current Fiscal Year to the end of such quarterly period, setting forth in each case in comparative form the consolidated and, where applicable and as appropriate, consolidating figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and such financial statements, present in all material respects, the information contained therein (subject to changes resulting from normal year-end adjustments), in accordance with GAAP applied on a basis consistent with prior fiscal periods.

               (ii) Attached as Schedule 1 hereto are (a) a true and correct copy of the unaudited consolidated (and to the extent that such are beings, prepared, consolidating) balance sheets of the Star Gas Partners and its Subsidiaries as at the end of the Fiscal Quarter ended __________, ____ and (b) the related consolidated (and, as to statements of income and cash flows, if applicable and to the extent that such are being prepared appropriate, consolidating) statements of income, surplus or partners' capital and cash flows of Star Gas Partners and its Subsidiaries for such period and for the period from the beginning of the current Fiscal Year to the end of such quarterly period, setting forth in each case in comparative form the consolidated and, where applicable and as appropriate, consolidating figures for the corresponding periods of the previous Fiscal Year, and such financial statements of the Managing General Partner as presenting fairly, in all material respects, the information contained therein (subject to changes resulting from normal year-end adjustments), in accordance with GAAP applied on a basis consistent with prior fiscal periods.

                                       or

          [Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection [8.1.1 (b)] of the Credit Agreement.]

          1. (i) Attached as Schedule 1 hereto are (a) a true and correct copy of the audited consolidated (and in the case of Holdings, consolidating) balance sheets of the Holdings, the Borrower and the Material Subsidiaries as at the end of the Fiscal Year ended __________________, ____, and (b) the related consolidated (and, as to statements of income and cash flows, if applicable and to the extent that such are being prepared as appropriate, consolidating) statements of income, cash flows and stockholders' equity of Holdings, the Borrower and the Material Subsidiaries for such Fiscal Year, setting forth in comparative form the consolidated and, consolidating figures for the previous Fiscal Year, all in reasonable detail, and accompanied by a report thereon of KPMG LLP which report contains no limitation on the scope of the audit and no material qualification or exception and states that such consolidated financial statements present fairly in all material respects the financial position of Holdings, the Borrower and the Material Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with GAAP.

               (ii) Attached as Schedule 1 hereto are (a) a true and correct copy of the audited consolidated (and to the extent that such are being prepared, consolidating) balance sheets of the Star Gas Partners and its Subsidiaries as at the end of the Fiscal Year ended __________________, ____, and (b) the related consolidated (and, as to statements of income and cash flows, if applicable and to the extent that such are being prepared as appropriate, consolidating) statements of income, partners' capital and cash flows of Star Gas Partners and its Subsidiaries for such Fiscal Year, setting forth in comparative form the consolidated and, consolidating figures for the previous Fiscal Year, all in reasonable detail, and accompanied by a report thereon of KPMG LLP which report contains no limitation on the scope of the audit and no material qualification or exception and states that such consolidated financial statements present fairly in all material respects the financial position of Star Gas Partners its Material Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with GAAP.

          2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and the other Loan Documents and has made, or has caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of the Holding, the

Borrower and its Material Subsidiaries [Star Gas Partners] during the accounting period covered by the attached financial statements.

          3. As of the date hereof, no Default or Event of Default has occurred and is continuing.

          4. The following financial covenant analyses and other information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

          IN WITNESS WHEREOF, the undersigned has executed this certificate as of [__________ __, ____].


                                          PETROLEUM HEAT AND POWER COMPANY, INC.


                                          By: _________________________________
                                              Name:
                                              Title:


                                          STAR GAS PARTNERS, L.P.

                                          By: Star Gas LLC, its managing
                                              general partner


                                              By: ______________________________
                                                  Name:
                                                  Title:

                                                                  For the fiscal
                                                  quarter/year ended___________,
                                                       ____ ("Computation Date")

                                   SCHEDULE 2
                          to the Compliance Certificate

                                                                   Actual                Required/Permitted
I.   Section 8.2.4(a) Funded Debt to Consolidated Cash
     Flow Ratio:

     A.   All interest bearing Indebtedness of Holdings, the    $___________
          Borrower and Material Subsidiaries as of the
          Computation Date (excluding Facility A Loans,
          Swing Loans and amounts not drawn in respect
          of Facility A Letters of Credit and Facility B
          Letters of Credit)

     B.   Capitalized Lease Liabilities                         $___________

     C.   Synthetic Lease Obligations                           $___________

     D.   The sum of A, B and C                                 $___________

     E.   Consolidated Cash Flow as stated in item  III(H)      $___________


     F.   Ratio of D to E                                       _____________   At all times less than or equal to the
                                                                                following respective amounts during the
                                                                                following respective periods:

                                                                                              Period               Leverage Ratio
                                                                                              ------               --------------
                                                                                        January 1, 2002 through       5.75 to 1
                                                                                           March 31, 2002

                                                                                        April 1, 2002 through         6.00 to 1
                                                                                           June 30, 2002

                                                                                        July 1, 2002 through          5.75 to 1
                                                                                           September 30, 2002

                                                                                        October 1, 2002 through       5.00 to 1
                                                                                           December 31, 2002

                                                                                        January 1, 2003 and           4.00 to 1
                                                                                           thereafter

                                                                Actual                  Required/Permitted
                                                                ------                  ------------------
II.  Section 8.2.4(b) Ratio of Consolidated Cash Flow to
     Interest Expense Ratio:

     A.   Consolidated Cash Flow as stated in III(H)           $__________

     B.   Consolidated Interest Expense for Holdings,          $__________
          the Borrower and its Material Subsidiaries as of
          the computation date

     C.   Ratio of A to B                                      ___________      At all times greater than or equal to the
                                                                                following respective amounts during the
                                                                                following respective periods:

                                                                                                                   Consolidated
                                                                                                                   Cash Flow to
                                                                                                                    Interest
                                                                                                                     Expense
                                                                                              Period                  Ratio
                                                                                              ------                  -----
                                                                                        January 1, 2002 through      1.85 to 1
                                                                                           March 31, 2002

                                                                                        April 1, 2002 through        1.80 to 1
                                                                                           June 30, 2002

                                                                                        July 1, 2002 through         1.90 to 1
                                                                                           September 30, 2002

                                                                                        October 1, 2002 through      2.00 to 1
                                                                                           December 31, 2002

                                                                                        January 1, 2003 and          2.50 to 1
                                                                                           thereafter

III. Consolidated Cash Flow of Holdings, the Borrower and its Material Subsidiaries as of the computation date:

     A.   Consolidated Net Income                              $__________

     B.   Consolidated extraordinary loss realized in          $__________
          connection with asset sales

     C.   Consolidated extraordinary gain realized in          $__________
          connection with asset sales

     D.   Consolidated income tax expense                      $__________

     E.   Consolidated Interest Expense                        $__________


     F.   Consolidated depreciation and amortization           $__________

                                                                Actual                  Required/Permitted
                                                                ------                  ------------------
     G.   All other non cash expenses to the extent            $__________
          deducted in computing Consolidated Net Income as
          indicated on the income statements of Holdings,
          the Borrower and the Material Subsidiaries

     H.   The sum of items A, B, D, E, F and G                 $__________

IV.  Section 8.2.4(c) Current Assets to Current Liabilities:

     A.   Current Assets                                       $__________

     B.   Current Liabilities                                  $__________

     C.   Ratio of A to B                                      ___________     From December 31 through June 30 of each
                                                                               year, must be equal to or greater than 1.00
                                                                               to 1; and

                                                                               From July 1 through December 30 of each
                                                                               year, must be equal to or greater than
                                                                               0.85 to 1.

V.   Section 8.2.2(a) Restriction on Indebtedness:

     A.   The amount of additional secured Indebtedness        $__________
          incurred pursuant to Section 8.2.2(a)(iv) and (v)

     B.   In the case of Capitalized Lease Liabilities, the    $__________
          fair market value of such property or assets

VI.  Section 8.2.2(b) Restriction on Star Gas Partners
     Indebtedness:

     A.   SGP Consolidated Pro Forma Operating Cash            $__________
          Flow (set forth method of calculation)

     B.   SGP Consolidated Pro Forma Interest Expense          $__________
          (set forth method of calculation)

     C.   Ratio of A to B                                      ___________     Greater than 2.00 to 1

     D.   Schedule of Contingent Liabilities of Star                           Aggregate amount not to exceed
          Gas Partners incurred under or pursuant to                           $50,000,000
          Section 8.2.2(b)(ii):

VII. Sections 8.2.5 and 8.2.6 Investments:

     A.   List of Investments

                                                                   Actual          Required/Permitted
                                                                   ------          ------------------
        B.  Total Aggregate Amount                               $__________

        C.  Amount of Restricted Payment for Holdings,           $__________
            the Borrower and the Material Subsidiaries

        D.  Amount of Restricted Investments for
            Holdings, the Borrower and Material Subsidiaries

        E.  Available Cash

          (i) Consolidated Cash Flow (excluding pro forma        $__________
              cash flow for acquisitions and dispositions)

         (ii) 50% of unsecured subordinated indebtedness         $__________
              incurred after March 25, 1999

        (iii) Net proceeds of new equity issued and              $__________
              capital contributions made after March 25,
              1999

         (iv) Consolidated Interest Expense                      $__________

          (v) Maintenance Capital Expenditures                   $__________

         (vi) Restricted Payments                                $__________

        (vii) Cash income taxes                                  $__________

       (viii) Sum of $15,000,000 plus $________ plus             $__________
              items (i) - (iii) above

         (ix) Sum of items (iv) - (vii) above                    $__________

          (x) Item (viii) above minus item (ix) above            $__________


VIII.   Section 8.2.6 SGP Consolidated Pro Forma Operating
        Cash Flow to SGP Consolidated Pro Forma Interest
        Expense:

        A.  SGP Consolidated Pro Forma Operating Cash            $__________
            Flow (set forth calculation)

        B.  SGP Consolidated Pro Forma Interest Expense          $__________

        C.  Ratio of A to B                                       __________      Greater than 1.75 to 1

                                                              Actual               Required/Permitted
                                                              ------               ------------------
IX.  Section 8.2.8:

     A. List each Asset Disposition and date of disposition

     B. Consolidated Total Assets of Holdings              $__________


     C. 10% of Item B                                      $__________


     D. Net after tax proceeds from Disposition            $__________


X.   Section 8.2.13:

     A. Aggregate Amount of obligations of Holdings,       $__________    Equal to or less than $15,000,000 in any
        the Borrower and the Material Subsidiaries in                     Fiscal Year
        respect of Operating Leases

     B. Amount of obligations of Star Gas Partners         $__________    $0
        in respect of leases

XI.  Section 8.2.16:

     A. Capital Expenditures of Holdings, the              $__________
        Borrower and the Material Subsidiaries other
        than in the Fuel Oil Distribution Business

     B. 10% Consolidated tangible assets of                $__________
        Holdings, the Borrower and the Material
        Subsidiaries (permitted)

XII. Section 8.1.11:

     A. Actual dates of 45 day clean down period